UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2019

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36609	36-2723087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street Chicago, Illinois		60603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.66 2/3 Par Value	NTRS	The NASDAQ Stock Market LLC
Depositary Shares, each representing 1/1000th interest in a share of Series C Non-Cumulative Perpetual Preferred Stock	NTRSP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On October 29, 2019, Northern Trust Corporation (the “Corporation”) announced the launch of a proposed public offering (the “Offering”) of depositary shares, each representing a 1/1,000th interest in a share of newly-designated Series E Non-Cumulative Perpetual Preferred Stock (the “Depositary Shares”). The Offering is subject to pricing, which has not yet occurred. If the Offering is priced and proceeds to closing, the Corporation intends to use the net proceeds from the sale of the Depositary Shares to redeem outstanding shares of its Series C Non-Cumulative Perpetual Preferred Stock, $25,000 liquidation preference per share (the “Series C Preferred Stock”). Depositary shares, each representing 1/1,000th interest in a share of the Series C Preferred Stock, are currently traded on The NASDAQ Global Select Market under the symbol NTRSP.

The pricing of the Offering, and thus whether the potential redemption of shares of the Series C Preferred Stock will occur, is subject to market conditions and other considerations. There is no assurance that the Offering will price and close or that the Corporation will redeem shares of the Series C Preferred Stock. If the Corporation elects to redeem shares of the Series C Preferred Stock, it expects to announce such redemption by press release and an appropriate notice of redemption.

The Offering is described in the Corporation’s preliminary prospectus supplement dated October 29, 2019, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) today.

This Current Report on Form 8-K does not constitute an offer to sell the Depositary Shares.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to the pricing and completion of, and the use of proceeds from, the Offering, including the potential redemption of shares of the Series C Preferred Stock. These statements are based on the Corporation’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in the Corporation’s most recent annual report on Form 10-K and other filings with the SEC. Actual results may differ materially from those expressed or implied by forward-looking statements. The Corporation assumes no obligation to update its forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Dated: October 29, 2019	By:	/s/ Susan C. Levy
Susan C. Levy
Executive Vice President, General Counsel and Corporate Secretary